EXHIBIT 10.58

000003408 RECORDED 09/09/2003 11:55:17AM Bk:00586 Pg:00201 Pages:9 Williamsburg County, SC Clerk of Court Carolyn F. Williams

STATE OF SOUTH CAROLINA

COUNTY OF WILLIAMSBURG	CERTIFIED TRUE COPY
Date:09/09/2003
Clerk of Court
Carolyn F. Williams
Williamsburg County, SC

THIRD AMENDMENT TO PURCHASE MONEY
MORTGAGE, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FILING
(Mortgage Book 338, page 96)

     THIS THIRD AMENDMENT TO PURCHASE MONEY MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter referred to as this “Third Amendment”) is made as of the 5th day of September, 2003, by and between:

MARTEK BIOSCIENCES KINGSTREE CORPORATION, a Delaware corporation, with an address at Highway 52 North, Kingstree, South Carolina 29556 (hereinafter referred to as the “Mortgagor”);

and

GENENCOR INTERNATIONAL, INC., a Delaware corporation, with an address at 4 Cambridge Place, 1870 South Winton Road , Rochester, New York 14618, (hereinafter referred to as the “Assignee” or “Mortgagee”) as assignee to IBIS LIMITED PARTNERSHIP, a North Carolina Limited Partnership, having an address at c/o Gist-Brocades International B. V ., Wateringseweg 1, 2611 XT Delft, The Netherlands (“IBIS”), pursuant to that certain Second Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated April 3, 1996 as recorded in Mortgage Book 374, page 253.

WITNESSETH

          Fermpro Manufacturing, LP, a Georgia limited partnership with an address at Highway 52 North, Kingstree, South Carolina 29556 (“Fermpro”), Astral Technologies, Inc. (“Astral”), a South Carolina corporation and the general partner of Fermpro, and Martek Biosciences Corporation, a Delaware corporation, on behalf of itself and Martek Biosciences Kingstree Corporation (“Martek Kingstree”), have entered into that certain Asset Sale and Purchase Agreement dated as of July 21, 2003 (the “Fermpro Asset Sale and Purchase Agreement”) pursuant to which Martek Kingstree has agreed to purchase the assets of Fermpro and to assume that certain “Note,” “Mortgage,” “Security Agreement,” and “Non Compete Covenant in Assignee’s Favor” and the “TMA” as may be modified in connection herewith and, each as defined in the Purchase Money Mortgage, Assignment of Rents and Leases, Security agreement and Fixture Filing between Fermpro and IBIS Limited Partnership, a North Carolina

limited Partnership, dated April 27, 1994, as filed in Mortgage Book 338, page 96, as amended on May 4, 1994 and April 3, 1996, each as filed with the Office of the Clerk of court of Williamsburg County, South Carolina.

          THIS MORTGAGE COVERS FIXTURES AND CONSTITUTES A FIXTURE FINANCING STATEMENT.

          The parties have agreed to amend and modify certain terms of the Mortgage, and Martek Kingstree and Genencor have entered into this Third Amendment for the purposes of modifying and amending in accordance with the terms of this Third Amendment, the Mortgage.

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.     Modifications of Mortgage. (a) The Mortgage is hereby amended by adding the following paragraph to the end of the recitals:

          “Fermpro Manufacturing, LP (“Fermpro”), a Georgia limited partnership, Astral Technologies, Inc. (“Astral”), a South Carolina corporation and the general partner of Fermpro, and Martek Biosciences Corporation, a Delaware corporation, on behalf of itself and Martek Biosciences Kingstree Corporation (“Martek Kingstree”), have entered into that certain Asset Sale and Purchase Agreement dated as of July 21, 2003 (the “Fermpro Asset Sale and Purchase Agreement”) pursuant to which Martek Kingstree has agreed to purchase the assets of Fermpro and to assume the Note, Mortgage, Security Agreement, and Non Compete Covenant in Assignee’s Favor and the TMA so that Fermpro and Astral are released from their obligations under such agreements, as such agreements may be modified in connection herewith and each as defined in the Purchase Money Mortgage, Assignment of Rents and Leases, Security agreement and Fixture Filing between Fermpro and IBIS Limited Partnership, a North Carolina limited Partnership, dated April 27, 1994, as filed in Mortgage Book 338, page 96, as amended on May 4, 1994 and April 3, 1996, each as filed with the Office of the Clerk of court of Williamsburg County, South Carolina.

          THIS MORTGAGE COVERS FIXTURES AND CONSTITUTES A FIXTURE FINANCING STATEMENT.

          The parties have agreed to amend and modify certain terms of the Mortgage, and Martek Kingstree and Genencor have entered into this Third Amendment for the purposes of modifying and amending in accordance with the terms of this Third Amendment, this Mortgage.

          Hereinafter, references to the Security Agreement shall mean the Security Agreement as amended by the Third Amendment to the Security Agreement by and between Fermpro and Genencor dated the date hereof; references to the Mortgage shall mean the Mortgage as amended by this Third Amendment; references to the Note shall mean the Second Amended and Restated and Substituted Promissory Note dated the date hereof payable to the

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order of Genencor; references to the Mortgagor shall mean Martek Kingstree; and, references to the Mortgagee shall mean Genencor.

          Notwithstanding anything to the contrary in the Mortgage, the parties expressly agree that this Mortgage secures only the obligations of the Mortgagor under the Note as amended.

          (b)     Mortgagor and Mortgagee agree that the definition of “Business Equipment” shall not include trade fixtures and other equipment that is personal property.

          (c)     Section 1.01(a) of the Mortgage is hereby amended in its entirety to read as follows:

          “Payment of all indebtedness and the performance of all obligations of the Mortgagor under the Note. Notwithstanding anything to the contrary in the Mortgage, the parties expressly agree that this Mortgage secures only the obligations of the Mortgagor under the Note, as modified and restated on the date hereof. The maturity date of the Note, as defined in the Note, is December 31, 2014.”

          (d)     Section l.0l(b) of the Mortgage is hereby amended in its entirety to read as follows:

          “Payment of all indebtedness under this Mortgage, including payment of all sums expended or advanced by Mortgagee hereunder, together with interest thereon.”

          (e)     Section 1.01(c) of the Mortgage is hereby deleted in its entirety.

          (f)     Section 2.09 of the Mortgage is hereby amended by deleting the last sentence of Section 2.09.

          (g)     Section 2.10 of the Mortgage is hereby amended in its entirety to read as follows:

          “Mortgagor shall comply with the covenants set forth in the Purchase Documents.”

          (h)     Section 4.01(d) of the Mortgage is hereby amended by deleting the reference to “forty-five (45) days” in the first paragraph of Section 4.01(d) and replacing it with “sixty (60) days”.

          (i)     Section 4.01(d) of the Mortgage is hereby amended by deleting the reference to “$50,000” in the definition of “Material Post-Closing Environmental Condition” and replacing it with “$ 100,000”.

          (j)     Section 5.01 of the Mortgage is hereby amended to change the address of the Mortgagor as follows:

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          “If to Mortgagor, to:

Martek Biosciences Kingstree Corporation C/o Martek Biosciences Corporation 6480 Dobbin Road Columbia, Maryland 21045 Attention: General Counsel Telefax: (410) 740-2985”

          (k)     Section 5.09 of the Mortgage is hereby amended and restated in its entirety by substituting the following:

          “Mortgagee may not assign the Mortgage and its rights and interests therein without the prior written consent from Mortgagor. This Mortgage shall be binding upon the successors and assigns of the Mortgagor and shall inure to the benefit of the permitted successors and assigns of the Mortgagee.”

          2.     Subordination. Mortgagee hereby subordinates its lien to the easements, restrictions and agreements contained in the (a) Access Easement Agreement by and between CBT Enterprises, LLC and Fermpro Manufacturing, LP dated September 5, 2003, recorded on September 5, 2003, Book A536, Page 001 in ROD for Williamsburg County, South Carolina; and (b) Amended and Restated Easement and Shared Facilities Agreement by and between CBT Enterprises, LLC and Fermpro Manufacturing dated September 5, 2003, recorded on September 5, 2003, Book A536, page 043 in ROD for Williamsburg County, South Carolina.

          3.     Exhibit A of the Mortgage is amended so as to grant and mortgage to Mortgagee all of Mortgagor’s rights in and to the following appurtenant easements:

          (a) Access Easement Agreement by and between CBT Enterprises, LLC and Fermpro Manufacturing dated September 5, 2003, recorded on September 5, 2003, Book A536, page 001 in ROD for Williamsburg County, South Carolina; and

          (b) Amended and Restated Easement and Shared Facilities Agreement by and between CBT Enterprises, LLC and Fermpro Manufacturing dated September 5, 2003, recorded on September 5, 2003, Book A536 page 043 in ROD for Williamsburg County, South Carolina.

          4.     Conflict of Terms. In the event of a conflict between the terms of this Amendment and the Mortgage, as applicable, the terms of this Amendment shall govern.

          5.     References to Mortgage. Whenever there is a reference to “this Mortgage” in the Mortgage or any exhibits thereto or to “the Mortgage” in any of the other Purchase Documents or any Exhibit thereto, such reference shall be deemed to refer to the Mortgage, as amended by this Amendment.

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          6.     Successors and Assigns. Whenever in this Amendment any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party.

          7.     Reaffirmation of Mortgage. As modified herein, the Mortgage remains in full force and effect.

          8.     Counterparts. This Amendment may be executed by Mortgagor and Mortgagee on separate counterparts and said counterparts taken together shall be deemed to constitute one and the same instrument.

          9.     Enforceability. To the extent that any provision of this Amendment may be deemed invalid or unenforceable, under any applicable law, such provision shall be deemed void and inoperative and shall not form part of this Amendment or the Mortgage, but the remainder of the Mortgage shall remain in full force and effect. The parties hereto specifically declare that they would have entered into this Amendment and the Mortgage if any such void provisions had been omitted herefrom.

          10.     Governing Law. This Amendment and the enforcement of the rights and remedies hereunder shall be governed by the laws of the State of South Carolina.

          11.     Taxes. Except as may be prohibited by applicable law, if at any time the United States of America, any state thereof or any governmental subdivision of such state, having jurisdiction, shall require revenue, excise or documentary stamps to be affixed to this Amendment, or other tax to be paid on or in connection therewith, the Mortgagor will pay the same with any interest or penalties imposed in connection therewith.

          12.     Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Purchase Documents.

          13.     Consent to Assignment and Conveyance. The Mortgagee hereby consents to the assumption by Mortgagor of the Mortgage, as amended, and to the sale, conveyance, and transfer or other disposition of the Property from Fermpro to Martek Kingstree pursuant to the terms of the Fermpro Asset Sale and Purchase Agreement.

[Signatures appear on the following page]

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     IN WITNESS WHEREOF, the Mortgagor has executed and delivered this Amendment, and its seal affixed hereto, all as of the day and year first above written.

MARTEK BIOSCIENCES KINGSTREE CORPORATION

By	By:	/s/ George P. Barker

[signature of First Witness]		Name: GEORGE P. BARKER Title: SR. V.P. & GEN. COUNSEL

By

[signature of Second Witness]	[Corporate Seal]

GENENCOR INTERNATIONAL, INC.

By	By:	/s/ Carole B. Cobb

[signature of First Witness]		Name:	Carole B. Cobb
		Title:	Senior Vice President, Global Supply

By

[signature of Second Witness]	[Corporate Seal]

Waiver of Appraisal Rights. The laws of the State of South Carolina provide that in any real estate foreclosure proceeding, a defendant against whom a personal judgment is taken or asked may within thirty (30) days after the sale of the Property, as define in this Mortgage, apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid an may decrease the amount of any deficiency owning in connection with the transaction. MORTGAGOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

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     STATE OF MARYLAND, COUNTY OF BALTIMORE ss:

     I HEREBY CERTIFY that on this 4th day of September, 2003, before me, the undersigned, a Notary Public of the State of Maryland, personally appeared George P. Barker, a duly authorized signatory of Martek Biosciences Kingstree Corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, who signed the same in my presence, and acknowledged that the aforegoing Third Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing to be the act of said Martek Biosciences Kingstree Corporation and that he executed the same for the purposes therein contained

          WITNESS my hand and Notarial Seal.

My commission expires:	/s/ Nina E. Seay

1-19-04	Notary Public

(SEAL)

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     STATE OF NEW YORK, COUNTY OF MONROE ss:

     I HEREBY CERTIFY that on this 5th day of September, 2003, before me, the undersigned, a Notary Public of the State of                 , personally appeared CAROLE B. COBB a duly authorized signatory of Genencor International, Inc., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, who signed the same in my presence, and acknowledged that the aforegoing Third Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing to be the act of said Genencor International, Inc. and that he executed the same for the purposes therein contained

          WITNESS my hand and Notarial Seal.

My commission expires:	/s/ Nancy Dohrn

April 8, 2007	Notary Public

(SEAL)

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EXHIBIT 3.2.2(c)

Drawn By and Mail To:	Stephen R. McCrae, Jr. Kennedy Covington Lobdell & Hickman, L.L.P. Post Office Box 11429 Rock Hill, South Carolina 29731

STATE OF SOUTH CAROLINA

COUNTY OF WILLIAMSBURG

SECOND AMENDMENT TO PURCHASE MONEY
MORTGAGE, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FILING

         THIS SECOND AMENDMENT TO PURCHASE MONEY MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter referred to as this “Amendment”) is made as of the 3rd day of April, 1996, by and between

FERMPRO MANUFACTURING, LP, a Georgia limited partnership with an address at Highway 52 North, Kingstree, South Carolina 29556 (hereinafter referred to as the “Mortgagor”);

and

IBIS LIMITED PARTNERSHIP, a North Carolina Limited Partnership, having an address at c/o Gist-Brocades International B.V., Wateringseweg 1, 2611 XT Delft, The Netherlands (hereinafter referred to as the “Mortgagee”).

WITNESSETH:

The Mortgagor has purchased from Mortgagee pursuant to an Asset Purchase Agreement dated as of April 21, 1994 between Mortgagor and Mortgagee, as amended by a First Amendment to Asset Purchase Agreement dated as of May 4, 1994 (as amended, the “Asset Purchase Agreement”) certain personal property described in a Security Agreement dated April 27, 1994 between Mortgagor and Mortgagee and amended as of May 4, 1994 (as amended, the “Security Agreement”) and also certain real property more specifically described in Exhibit A to the Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated April 27, 1994 and duly recorded in Book 338 at Page 96 in the Office of the Clerk of Court of Williamsburg County, South Carolina, as amended by the First Amendment to Purchase Money Mortgage, Assignment of Rents and

Leases, Security Agreement and Fixture Filing dated as of May 4, 1994 and duly recorded in Book 349 at Page 271 in the office of the Clerk of Court of Williamsburg County, South Carolina (as amended, the “Mortgage”), including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to Mortgagee an Amended and Restated and Substituted Promissory Note, dated as of May 4, 1994 (the “Amended Note”), which amends and restates the terms of a Purchase Money Promissory Note in the principal amount of $10,000,000, dated April 27, 1994 as set forth therein. The Mortgage and the Security Agreement are herein collectively referred to as the “Collateral Documents”.

         Mortgagee has entered into a Purchase Agreement with Genencor International, Inc., a Delaware corporation (“Assignee”), pursuant to which Mortgagee transferred and assigned the Amended Note to Assignee and agreed to transfer and assign the Collateral Documents to Assignee. To facilitate the assignments it is necessary to amend and modify certain of the Purchase Agreements (as defined in the Mortgage) and the Mortgage, and Mortgagor, Mortgagee, Assignee, Gist-Brocades International B.V., Gist-Brocades BSD B.V. and Gist-Brocades B.V. have entered into a Multi-Party Agreement dated April 3, 2996, agreeing to such amendments and modifications (the “Multi-Party Agreement”). Mortgagor and Mortgagee desire to enter into this Second Amendment for the purpose of modifying and amending the Mortgage in accordance with the terms of the Multi-Party Agreement.

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.     Modifications of Mortgage. (a) The Mortgage is hereby amended by deleting the first paragraph of the recitals and inserting in lieu thereof:

“The Mortgagor has purchased from Mortgagee pursuant to an Asset Purchase Agreement between Mortgagor and Mortgagee dated as of April 21, 1994, as amended by a First Amendment to Asset Purchase Agreement dated as of May 4, 1994 (as amended, the “First Amended Asset Purchase Agreement”) and as further amended by the Multi-Party Agreement dated as of April 3, 1996, among Mortgagee, Mortgagor, Genencor International, Inc., a Delaware corporation (“Assignee”), Gist-Brocades International B.V., a Netherlands corporation (“GBI”), Gist-Brocades BSD B.V., a Netherlands corporation )(“GB BSD”), and Gist-Brocades B.V., a Netherlands corporation (“GB BV”) (the “Multi-Party Agreement”) (the First Amended Asset Purchase Agreement as further amended, the “Asset Purchase Agreement”) (i) certain personal property described in a Security Agreement dated April 27, 1994 between Mortgagor and Mortgagee, as amended as of May 4, 1994 (as amended, the “First Amended Security Agreement”) and as further amended by a Second Amendment to Security Agreement dated as of April 3, 1996 (the First Amended Security Agreement as further amended, the “Security Agreement”) and (ii) certain real property more specifically described in Exhibit A to the Purchase Money

Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated April 27, 1994 and duly recorded in Book 338 at Page 96 in the office of the Clerk of Court of Williamsburg County, South Carolina, as amended by the First Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of May 4, 1994 and duly recorded in Book 349 at Page 271 in the office of the Clerk of Court of Williamsburg County, South Carolina (as amended, the “First Amended Mortgage”), and further amended by the Second Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of April 3, 1996, filed or to be filed for record in the office of the Clerk of Court of Williamsburg County, South Carolina (the First Amended Mortgage as further amended, the “Mortgage”), including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to the Mortgagee a Purchase Money Promissory Note dated April 27, 1994 in the principal amount of $10,000,000 which has been amended, restated and substituted pursuant to the terms of an Amended and Restated and Substituted Promissory Note (the “Amended Note”) in the principal amount of $10,000,000.00 dated as of May 4, 1994, as subsequently assigned by Mortgagee to Assignee by Allonge dated June 2, J995 (the “Allonge”), and as amended by the Second Amendment to Note, dated as April 3, 1996 (the “Note Amendment”), among the Mortgagor, the Mortgagee and the Assignee (the Amended Note together with the Note Amendment, hereinafter, the “Note”). Mortgagor, Mortgagee, Assignee, GBI, GB BSD, and GB BV have entered into the Multi-Party Agreement pursuant to which the parties have agreed to modify and amend the First Amended Asset Purchase Agreement, the Amended Note, the First Amended Mortgage and the First Amended Security Agreement. Pursuant to the Multi-Party Agreement, Mortgagee is affirming its assignment of the Note pursuant to the Allonge and Mortgagee is assigning to Assignee the Mortgage, the Security Agreement, the Toll Manufacturing Agreement dated as of April 27, 1994, between Mortgagor and Gist-Brocades BSD B.V. (“G-B BSD”) (the “TMA”) and a portion of the covenant not to compete in the Asset Purchase Agreement, such assigned portion being set forth in Section 11.2 of the Asset Purchase Agreement, as amended by the Multi-Party Agreement, and being referred to herein as the “Noncompete Covenant in Assignee’s Favor.” It has been agreed that this Mortgage secures all of the obligations of the Mortgagor under the Note, the Security Agreement, the Noncompete Covenant in Assignee’s Favor, and the TMA. The Note, the Security Agreement, the Noncompete Covenant in Assignee’s Favor and the TMA are hereinafter referred to as the “Purchase Documents.”

         (b)  Section 5.01 of the Mortgage is hereby amended by substituting the following therefor, effective as of the date the Mortgage is assigned to the Assignee (the “Assignment Date”):

Section 5.01. Any notice or demand which by any provision of this Mortgage is required or permitted to be given or served by or to the Assignee, as the

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mortgagee after the date of the assignment of the Mortgage by Mortgagee (the “Assignment Date”) or by or to the Mortgagor, shall be conclusively deemed to have been given or served by such party and to be effective on the date personally delivered to such party at the addresses set forth below:

If to Mortgagor, to:
Fermpro Manufacturing, LP Highway 52 Kingstree, South Carolina 29556 Attention: James W. Godfrey, Jr. Telefax: (803) 382-8676

If to Assignee, as mortgagee after the Assignment Date, to:
GENENCOR INTERNATIONAL, INC. 4 Cambridge Place 1870 South Winton Road Rochester, New York 14618 Attention: Senior Vice President Telefax: (716) 244-2806

or at such other address as such parties shall specify to the other party in writing in like notice, or when deposited in the mail if sent by registered or certified mail, return receipt requested, or in the case of notice by telex, telecopier or the like, when sent addressed as set forth above (or at such other address as such party shall specify to the other party in writing by like notice). The time period in which a response to any notice or demand must be given, if any, however, shall commence to run from the date of personal delivery or receipt on the return receipt by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice or demand sent. Any party hereto may change its address by giving thirty (30) days prior written notice of such change to the other parties hereto.

         2.     Conflict of Terms. In the event of a conflict between the terms of this Amendment and the Mortgage, as applicable, the terms of this Amendment shall govern.

         3.     References to Mortgage. Whenever there is a reference to “this Mortgage” in the Mortgage or any exhibits thereto or to “the Mortgage” in any of the other Purchase Documents or any Exhibits thereto, such reference shall be deemed to refer to the Mortgage, as amended by this Amendment.

         4.     Successors and Assigns. Whenever in this Amendment, any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party.

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     5.     Reaffirmation of Mortgage. As modified herein, the Mortgage remains in full force and effect.

     6.     Counterparts. This Amendment may be executed by Mortgagor and Mortgagee on separate counterparts and said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.     Enforceability. To the extent that any provision of this Amendment may be deemed invalid or unenforceable, under any applicable law, such provision shall be deemed void and inoperative and shall not form part of this Amendment or the Mortgage, but the remainder of the Mortgage shall remain in full force and effect. The parties hereto specifically declare that they would have entered into this Amendment and the Mortgage if any such void provisions had been omitted herefrom.

     8.     Governing Law. This Amendment and the enforcement of the rights and remedies hereunder shall be governed by the laws of the State of South Carolina.

     9.     Taxes. Except as may be prohibited by applicable law, if at any time the United States of America, any state thereof or any governmental subdivision of such state, having jurisdiction, shall require revenue, excise or documentary stamps to be affixed to this Amendment, or other tax to be paid on or in connection therewith, the Mortgagor will pay the same with any interest or penalties imposed in connection therewith.

     10.     Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Purchase Documents and the Asset Purchase Agreement.

     11.     Consent to Assignment. The Mortgagor hereby consents to the assignment by Mortgagee to Assignee of the Mortgage, as amended, pursuant to the terms of the Assignment of Note, Mortgage and Related Documents dated the date hereof.

     12.     Assignment. Assignee, as mortgagee after the Assignment Date, shall be entitled to assign the Mortgage as amended by this Amendment and its rights and interests therein to any of its affiliates without notice or consent from Mortgagor.

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     IN WITNESS WHEREOF, the Mortgagor has executed and delivered this Amendment, and its seal affixed hereto, all as of the day and year first above written.

WITNESSES:

/s/ Dennard R. Teagere	FERMPRO MANUFACTURING, LP
[Signature of First Witness]	By:	Astral Technologies, Inc., General Partner

/s/ Helen L. Rea

[Signature of Second Witness]
	By:	/s/ James W. Godfrey, Jr.

James W. Godfrey, Jr. President

[Corporate Seal]

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STATE OF NORTH CAROLINA
PROBATE
COUNTY OF MECKLENBURG

     PERSONALLY appeared before me the First Witness whose signature appears above who after being duly sworn states that (s)he saw the within named Mortgagor, FermPro Manufacturing, LP, by Astral Technologies, Inc., its general partner, by James W. Godfrey, Jr., its President, sign, seal, and as its act and deed, deliver the within Second Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing for the uses and purposes therein stated and that (s)he with the Second Witness whose signature appears above was present at the execution thereof.

SWORN to before me this 3rd		/s/ Dennard R. Teagere
day of April, 1996.		Signature of First Witness

/s/ Helen L. Rea	(L.S.)

Notary Public for Meck Co., NC.

My Commission Expires: 8-28-96

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     I, Helen L. Rea, a notary public of the county and state aforesaid, on the 3rd day of April, 1996, before me personally appeared A. L. De Haas, the duly appointed signatory of Gist-Brocades AgroBusiness Group, B.V., the General Partner of IBIS Limited Partnership, to me known and known by me to be the party executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed and the free act and deed of said IBIS Limited Partnership.

/s/ Helen L. Rea

Notary Public
My Commission Expires:

8-28-96

[CLERK OF COURT STAMP]	Stephen R. McCrae, Jr.
Kennedy Covington Lobdell & Hickman, L.L.P.
Post Office Box 11429
Rock Hill, South Carolina 29731

STATE OF SOUTH CAROLINA

[CLERK OF COURT STAMP]

COUNTY OF WILLIAMSBURG

FIRST AMENDMENT TO PURCHASE MONEY
MORTGAGE, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FILING

THIS FIRST AMENDMENT TO PURCHASE MONEY MORTGAGE,ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter referred to as this “Amendment”) is made as of the 4th day of May, 1994 by and between

FERMPRO MANUFACTURING, LP, a Georgia limited partnership with an address at Highway 52 North, Kingstree, South Carolina 29556 (hereinafter referred to as the “Mortgagor”);

and

IBIS LIMITED PARTNERSHIP, a North Carolina Limited Partnership, having an address at c/o Gist-Brocades International B.V., Wateringseweg 1, 2611 XT Delft, The Netherlands (hereinafter referred to as the “Mortgagee”).

WITNESSETH:

The Mortgagor has purchased from Mortgagee pursuant to an Asset Purchase Agreement dated as of April 21, 1994 (the “Original Purchase Agreement”) as amended by a First Amendment to Asset Purchase Agreement dated as of May 4, 1994 (as amended, the “Asset Purchase Agreement”) certain personal property described in a Security Agreement dated April 27, 1994 and amended as of May 4, 1994 (collectively, the “Security Agreement”) and also certain real property more specifically described in Exhibit A to the Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing and duly recorded in Book 338 at Page 96 in the Office of the Clerk of Court of Williamsburg County, South Carolina (the “Mortgage”), including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to Mortgagee a purchase money promissory note in the principal amount of $10,000,000.00, such Promissory Note dated April 27, 1994 (the “Original Note”).

         The Mortgagor and Mortgagee have agreed to modify and amend the Original Purchase Agreement in accordance with the terms of a First Amendment to Purchase Agreement dated as of May 4, 1994, between the Mortgagor and Mortgagee (the “First Amendment to Purchase Agreement”). In connection therewith, the Mortgagor has executed and delivered an Amended and Restated and Substituted Promissory Note, dated as of May 4, 1994 (the “Amended Note”), which amends and restates the terms of the Original Note as set forth therein.

         Mortgagor and Mortgagee desire to enter into this First Amendment for the purpose of modifying and amending the Mortgage in accordance with the terms of the First Amendment to the Purchase Agreement and the Amended Note.

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.     Modification of Mortgage. The Mortgage is hereby amended by deleting the first paragraph of the recitals and inserting in lieu thereof:

“The Mortgagor has purchased from Mortgagee pursuant to an Asset Purchase Agreement dated as of April 21, 1994 as amended by a First Amendment to Asset Purchase Agreement dated as of May 4, 1994 (collectively, the “Asset Purchase Agreement”) certain personal property described in a Security Agreement dated April 27, 1994 and amended as of May 4, 1994 (as amended, the “Security Agreement”) and also certain real property more specifically described in Exhibit A to the Mortgage dated April 27, 1994 and amended by the First Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of May 4, 1994 filed or to be filed for record in the Office of the Clerk of Court of Williamsburg County, South Carolina, including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to the Mortgagee the Original Note which has been amended, restated and substituted pursuant to the terms of an Amended and Restated and Substituted Promissory Note in the principal amount of $10,000,000.00 dated as of May 4, 1994 (as amended, restated and substituted, the “Note”). It has been agreed that this Mortgage secures all of the obligations of the Mortgagor under the Note, the Security Agreement, the Asset Purchase Agreement and the following additional agreements, each

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dated as of April 27, 1994 : the Toll Manufacturing Agreement between Mortgagor and Gist-Brocades BSD B.V. (the “TMA”) and the License Agreement between Mortgagor and Mortgagee (the “License Agreement”). The Note, the Security Agreement, the Asset Purchase Agreement, the TMA and the License Agreement are hereinafter referred to as the “Purchase Documents.”

         2.     Conflict of Terms. In the event of a conflict between the terms of this Amendment and the Mortgage, as applicable, the terms of this Amendment shall govern.

         3.     References to Mortgage. Whenever there is a reference to “this Mortgage” in the Mortgage or any exhibits thereto or to “the Mortgage” in any of the other Purchase Documents or any Exhibits thereto, such reference shall be deemed to refer to the Mortgage, as amended by this Amendment.

         4.    Successors and Assigns. Whenever in this Amendment, any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party.

         5.     Reaffirmation of Mortgage. Except as modified herein, the Mortgage remains in full force and effect.

         6.     Counterparts. This Amendment may be executed by Mortgagor and Mortgagee on separate counterparts and said counterparts taken together shall be deemed to constitute one and the same instrument.

         7.     Enforceability. To the extent that any provision of this Amendment may be deemed invalid or unenforceable, under any applicable law, such provision shall be deemed void and inoperative and shall not form part of this Amendment or the Mortgage, but the remainder of the Mortgage shall remain in full force and effect. The parties hereto specifically declare that they would have entered into this Amendment and the Mortgage if any such void provisions had been omitted herefrom.

         8.     Governing Law. This Amendment and the enforcement of the rights and remedies hereunder shall be governed by the laws of the State of South Carolina.

         9.     Taxes. Except as may be prohibited by applicable law, if at any time the United States of America, any state thereof or any governmental subdivision of such state, having jurisdiction, shall require revenue, excise or documentary stamps to be affixed to this Amendment, or other tax to be paid on or in connection therewith, the Mortgagor will pay the same with any interest or penalties imposed in connection therewith.

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     10.     Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Purchase Documents.

     11.     Assignment. Mortgagee shall be entitled to assign the Mortgage as amended by this Amendment and its rights and interests therein to any of its affiliates, including Gist-Brocades B.V. (“GBBV”), without notice or consent from Mortgagee.

     IN WITNESS WHEREOF, the Mortgagor has executed and delivered this Mortgage and its seal affixed hereto, all as of the day and year first above written.

WITNESSES:

/s/ Penny L. Altma		FERMPRO MANUFACTURING, LP
[Signature of First Witness]
		By:	Astral Technologies, Inc., General Partner

		By:	/s/ James W. Godfrey, Jr.

James W. Godfrey, Jr.
President
ATTEST:
/s/ Roger Gause

		Name:	ROGER GAUSE
/s/ Julie W. Cooper	[SEAL]		Assistant Secretary

[Signature of Second Witness]

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STATE OF SOUTH CAROLINA
PROBATE
COUNTY OF WILLIAMSBURG

     PERSONALLY appeared before me the First Witness whose signature appears above who after being duly sworn states that (s)he saw the within FermPro Manufacturing, LP, by Astral Technologies, Inc., its general partner, by James W. Godfrey, Jr., its President, and Roger Gause, its Assistant Secretary, sign, seal, and as their act and deed, deliver the within First Amendment to Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing for the uses and purposes therein stated and that (s)he with the Second Witness whose signature appears above was present at the execution thereof.

SWORN to before me this 29th day of December, 1994		/s/ Penny L. Altma

Signature of First Witness

/s/ Jolie W. Cooper	(L.S.)

Notary Public for South Carolina

My Commission Expires: 2-3-98

Drawn By and Mail To:	Stephen R. McCrae, Jr.
Kennedy Covington Lobdell & Hickman, L. L. P.
Post Office Box 11429
Rock Hill, South Carolina 29731

[CLERK OF COURT STAMP]

STATE OF SOUTH CAROLINA

COUNTY OF WILLIAMSBURG

PURCHASE MONEY
MORTGAGE, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FILING

[CLERK OF COURT STAMP]

          THIS PURCHASE MONEY MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter referred to as this “Mortgage”) is made as of the 27th day of April, 1994 by and between

FERMPRO MANUFACTURING, LP, a Georgia limited partnership with an address at Highway 52 North, Kingstree, South Carolina 29556 (hereinafter referred to as the “Mortgagor”);

and

[CLERK OF COURT STAMP]

IBIS LIMITED PARTNERSHIP, a North Carolina Limited Partnership, having an address at c/o Gist-Brocades International B.V., Wateringseweg 1, 2611 XT Delft, The Netherlands (hereinafter referred to as the “Mortgagee”).

WITNESSETH:

The Mortgagor has purchased from Mortgagee pursuant to an Asset Purchase Agreement dated as of April 21, 1994 (the “Asset Purchase Agreement”) certain personal property described in a Security Agreement of even date herewith (the “Security Agreement”) and also certain real property more specifically described in Exhibit A attached hereto, including all buildings, structures, and improvements thereon, together with certain fixtures attached thereto, and in payment of the purchase price has executed and delivered to Mortgagee a purchase money promissory note in the principal amount of $10,000,000.00 of even date herewith (the “Note”). It has been agreed that this Mortgage secures all of the obligations of the Mortgagor under the Note, the Security Agreement, the Asset Purchase Agreement and the following additional agreements, each dated as of the date hereof: the Toll Manufacturing Agreement between Mortgagor and Gist-Brocades BSD B.V. (the “TMA”) and the License Agreement

between Mortgagor and Mortgagee (the “License Agreement”). The Note, the Security Agreement, the Asset Purchase Agreement, the TMA and the License Agreement are hereinafter referred to as the “Purchase Documents.”

     NOW, THEREFORE, as security for the Secured Obligations (as hereinafter defined) and in consideration of the premises and of the mutual covenants herein contained and the sum of Ten Dollars ($10.00) in hand paid by Mortgagee to the Mortgagor upon the execution and delivery of this Mortgage, and for other good and valuable considerations, the receipt of which is hereby acknowledged, the Mortgagor by these presents does give, grant, bargain, sell, alienate, remise, warrant, convey, release, confirm, mortgage, assign, transfer and set over unto the Mortgagee, its successors and assigns, subject to the terms of this Mortgage, all of the following properties:

All of the real property more specifically described in Exhibit A attached hereto and incorporated herein by reference, including all buildings, improvements and structures now or hereafter built, constructed or situated on said real property (all of such properties being hereinafter collectively referred to as the “Premises”);

Together with all easements, rights-of-way, streets, alleys, passages, sewer rights, waters, water courses, water privileges, tenements, hereditaments, appurtenances and rights, whatsoever, now or hereafter, in any way belonging, relating or appertaining to the Premises, and all right, title and interest, if any, of the Mortgagor, now or hereafter in and to the land lying in the streets, roads or avenues, open or proposed, in front of, adjoining, or servicing said Premises and in and to any strips of land adjoining said Premises;

Together also, with all fixtures now or hereafter attached to, incorporated in, or located upon said Premises together with any and all replacements thereof and additions thereto (and any and all proceeds of their sale or other disposition) (hereinafter called “Building Equipment” and collectively with the Premises, the “Property”);

Together also, with any insurance proceeds from any property transferred under this Mortgage, and with any and all awards, including interest thereon, heretofore and hereafter made to the Mortgagor for taking by eminent domain of the whole or any part of said Premises or any easement therein including any awards for changes of grade of streets, which awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same to the Secured Obligations; and

     TO HAVE AND TO HOLD the Premises, Building Equipment and other property, privileges, rights, interests and franchises hereby granted or mortgaged, unto the Mortgagee, its successors and assigns, forever for the uses and purposes hereinafter set forth;

     PROVIDED, HOWEVER, and these presents are upon the condition that, if the Secured Obligations shall be paid when due, and if the Mortgagor shall keep, perform and observe all and singular the covenants, agreements and provisions in this Mortgage and the Purchase Documents expressed to be kept, performed and observed by or on the part of the Mortgagor, then this Mortgage and the estate and rights hereby granted shall cease, determine and be void but otherwise shall be and remain in full force and effect.

     AND the parties hereby covenant and agree as follows:

ARTICLE I

Secured Obligations

     Section 1.01. The obligations secured by this Mortgage (the “Secured Obligations”) are as follows:

     (a)  Payment of all indebtedness and the performance of all obligations of the Mortgagor under the Purchase Documents, including without limitation, the Note; and

     (b)  Payment of all indebtedness and the performance of all obligations of Mortgagor under this Mortgage, including payment of all sums expended or advanced by Mortgagee hereunder, together with interest thereon; and

     (c)  Payment of all present and future advances together with any renewals or extensions or modifications thereof upon the same or different terms or at the same or different rate of interest and also to secure in accordance with Section 29-3-50, as amended, Code of Laws of South Carolina (1976): (i) all future advances and readvances that may subsequently be made to Mortgagor by Mortgagee evidenced by the aforesaid Note, or by other promissory notes, and all renewals and extensions thereof; and (ii) all other indebtedness of Mortgagor to Mortgagee, now or hereafter existing, whether direct or indirect, the maximum amount of all indebtedness outstanding at any one time secured hereby not to exceed $10,000,000, plus interest thereon, all charges and expenses of collection incurred by Mortgagee including court costs and reasonable attorney’s fees.

ARTICLE II

Representations, Warranties and
Covenants of the Mortgagor

     The Mortgagor represents and warrants to and covenants with the Mortgagee, as follows:

     Section 2.01. The Mortgagor will pay or cause to be stayed or discharged within sixty (60) days after they shall be payable, or will make adequate provisions for the satisfaction or discharge of, all lawful claims and demands of mechanics, laborers and materialmen which, if unpaid, might be a lien or charge upon the Property (or any part thereof), or the income therefrom.

     Section 2.02. If any action or proceeding is commenced to which the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including reasonable counsel fees), shall be paid by the Mortgagor, together with interest thereon at the default rate set forth in the Note (10 percent (10%) per annum) (hereinafter the “Default Rate”) such interest to be due from the date Mortgagee provides Mortgagor in writing an invoice of such expenses, and any such sum and the interest thereon shall be a lien on the Property, prior to any right, or title to, interest in, or claim upon the Property attaching or accruing subsequent to the lien of this Mortgage and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

     Section 2.03. (a) The Mortgagor, at its sole cost and expense, shall obtain and keep in full force and effect policies of insurance as the Mortgagee shall from time to time reasonably require, including, without limitation, the following:

          (i) Insurance against loss or damage to any of the Property by fire and any of the risks covered by insurance commonly known as “fire and extended coverage,” by earthquake and by flood;

          (ii) Comprehensive public liability insurance, including, without limitation, coverage against claims for personal injury, bodily injury, death or property damage occurring on, in or about the Property and the adjoining streets, sidewalks and passageways; and

          (iii) Workers’ compensation insurance for all persons engaged on or with respect to the Property in such amounts as are established by law and to the extent required by law.

     (b)  Mortgagor shall reimburse Mortgagee for any premiums or other costs associated with obtaining insurance which Mortgagee may pay on account of Mortgagor’s default.

     (c)  All insurance required hereby shall be provided by policies written in terms, amounts and by companies reasonably satisfactory to Mortgagee. Mortgagee shall be named as an additional insured on all liability policies; and losses under all other policies shall be payable to Mortgagee pursuant to a standard mortgagee endorsement reasonably satisfactory to Mortgagee. Mortgagor shall deliver to Mortgagee certificates for all policies of insurance acquired by Mortgagor to insure against any loss or damage to the Property.

     (d)  At least 30 days prior to the expiration of each such policy, Mortgagor shall furnish Mortgagee with evidence reasonably satisfactory to Mortgagee of the payment of premiums and the reissuance of a policy continuing such insurance in force as required by this Mortgage. All such policies shall contain a provision that such policies may not be canceled or amended (including any reduction of the scope or limits of coverage) without at least 30 days’ prior written notice to Mortgagee. Upon Mortgagee’s request, Mortgagor shall cause all bills, statements or other documents relating to the foregoing insurance to be sent or mailed directly to Mortgagee.

     (e)  In the event of a foreclosure sale hereunder, the purchaser of the Property shall succeed to all rights of Mortgagor, including any rights to the proceeds of insurance and to unearned premiums, in and to all policies of insurance assigned to Mortgagee pursuant hereto.

     Section 2.04. No building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished or materially adversely altered without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed.

     Section 2.05. In the event of the Mortgagor’s default in the performance of any of the covenants or agreements herein or the Mortgagor’s default in the performance of any of the covenants or agreements contained in the Note or the Purchase Documents, the Mortgagee may, at the Mortgagee’s option, perform the same and the cost thereof, with interest at the Default Rate, shall immediately be due from the Mortgagor to the Mortgagee and shall be secured by this Mortgage.

     Section 2.06. The Mortgagor shall execute any and all documents, including Financing Statements pursuant to the Uniform Commercial Code of the State of South Carolina, as may be necessary, or as the Mortgagee may reasonably request, to preserve and maintain the priority of the lien created hereby on property which may be deemed fixtures. When and if the Mortgagor and Mortgagee shall respectively become the Debtor and Secured Party in any Uniform Commercial Code Financing Statement affecting Building Equipment or other property referred to or described herein, this Mortgage shall be deemed a Security Agreement as defined in the Uniform Commercial Code of the State of South Carolina and the remedies for any violation of the covenants, terms and conditions and agreements herein contained shall be as prescribed (i) herein, or (ii) by general law, or (iii) as to such part of the security which is also reflected in said Financing Statement, by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code of the State of South Carolina, all at the Mortgagee’s sole election.

     Section 2.07. To further secure the Secured Obligations, the Mortgagor does hereby sell, assign, transfer and set over unto the Mortgagee all of the rents, issues and profits of the Property. So long as no Event of Default has occurred, Mortgagor may collect and retain the rents, income and profits from the Property. If an Event of Default shall occur, however, thereupon, and at any time thereafter, Mortgagee may take possession and control of the Property and/or receive and collect all rents, revenues, profits and income, accrued or accruing thereafter, so long as any of the Secured Obligations remain unpaid, applying so much thereof as may be collected first to the expenses incident to taking possession and/or the collection thereof, and second to payment of the Secured Obligations, in any order and whether then matured or not, paying the balance, if any, to the Mortgagor.

     Section 2.08. Mortgagor shall, at any time and from time to time upon receiving not less than ten days prior written notice from Mortgagee, execute, acknowledge and deliver to Mortgagee a statement (i) certifying that this Mortgage is unmodified and in full force and effect or, if modified, stating the nature thereof and certifying that this Mortgage, as so modified, is in full force and effect and (ii) acknowledging that there are no uncured Events of Default under this Mortgage or specifying such Events of Default if any are claimed. Any such certificate may be conclusively relied upon by Mortgagee and any prospective purchaser or assignee of this Mortgage. Mortgagor’s failure to deliver such certificate within such time shall be conclusive upon Mortgagor that (a) this Mortgage is in full force and effect, without modification, except as may be represented by Mortgagee, and (b) there are no uncured Events of Default hereunder.

     Section 2.09. Mortgagor shall not, without the Mortgagee’s prior written consent, directly or indirectly sell, transfer, convey or lease, whether voluntary, involuntary or by operation of law, all or any part of the Property or any interest therein. Mortgager shall not pledge, encumber, hypothecate or mortgage all or part of the Property, without providing notice thereof to Mortgagee.

     Section 2.10. Mortgagor shall comply with all affirmative and negative covenants set forth in the Asset Purchase Agreement and any other Purchase Documents.

ARTICLE III

Possession, Administration and Release
of the Premises

     Section 3.01. (a) The Mortgagor shall pay all taxes, assessments and other charges now or hereafter levied against the Property or any part thereof, and also any and all license fees or similar charges which may be imposed by the municipality in which the Premises are situated for the use of walks, areas and other space beyond the lot line and on or abutting the public sidewalks in front of or adjoining the Premises, together with any penalties or interest on any of the foregoing, and in default thereof, the Mortgagee may pay the same and the Mortgagor will repay or cause to be repaid the same with interest at the Default Rate, and the same shall be added to the indebtedness secured hereby and be secured by this Mortgage.

     (b)  The Mortgagor will not claim any credit on or make any deduction from the interest or principal of the Secured Obligations by reason of the payment of any taxes levied or to be levied upon the Property or any part thereof during the continuance of the lien of this Mortgage.

     Section 3.02. The Mortgagor warrants that the Mortgagor shall and will make, execute, acknowledge and deliver all such further or other deeds or assurances as may at any time hereafter be reasonably desired or required to more fully and effectually convey the Premises and other property covered hereby, unto the Mortgagee, their successors or assigns, for the purposes aforesaid, and unto all and every person or persons deriving any estate, right, title or interest therein under this Mortgage.

     Section 3.03. The Mortgagor shall protect any improvements hereafter constructed on the Premises, will not commit or suffer any waste of the Property, reasonable wear and tear excepted, and will comply with or cause to be complied with, all statutes, ordinances and requirements of any governmental authority relating to the Property.

     Section 3.04. The Mortgagee and any persons authorized by the Mortgagee shall have the right to enter and inspect the Property at all reasonable times upon reasonable prior notice to the Mortgagor.

     Section 3.05. Mortgagee and its successors and assigns is hereby granted an easement to enter and to authorize others to enter upon the Property, at all reasonable times upon reasonable prior notice to the Mortgagor, for the purposes of conducting environmental investigations and audits (including taking physical samples) and such other action deemed necessary by Mortgagee to verify compliance by Mortgagor with all local, state or federal laws, rules or regulations. Mortgagor acknowledges that no adequate remedy at law exists for a violation of the easement granted herein and agrees that Mortgagee is entitled to specific performance of its rights under this easement. The easement granted herein shall continue until this Mortgage is canceled or released of record.

     Section 3.06. (a) Mortgagor warrants and represents that it will promptly notify Mortgagee of any change in the nature or extent of any Hazardous Materials maintained on, in or under the Property or used in connection therewith, and will transmit to Mortgagee copies of any citations, orders, notices or other material governmental or other communication received with respect to any other Hazardous Materials affecting the Property.

     (b)  As used herein, the following words shall have the following meanings:

“Environmental Laws” means, collectively the following acts and laws, as amended: Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, and all rules and regulations from time to time promulgated thereunder; the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act; the Toxic Substances Act; the Clean Water Act; the Clean Air Act; the Oil Pollution and Hazardous Substances Control Act of 1978; and any other “Superfund” or “Superlien” law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous or other regulated category of waste, substance or material, as now or at any time hereafter in effect;

“Governmental Authority” means any government (or any political subdivision or jurisdiction thereof), court,

bureau, agency, department or other governmental subdivision having jurisdiction over the Mortgagor, any affiliate of the Mortgagor or any of their respective businesses, operations or properties; and

“Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other governmental approval, (e) which are deemed to constitute a nuisance, or a trespass or to pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas or similar substances harmful to human health or the environment.

ARTICLE IV

Remedies of Mortgagee

     Section 4.01. If any one or more of the following events (herein “Events of Default”) shall occur:

     (a)  The Mortgagor shall default in the due and punctual payment or performance of the Secured Obligations and any applicable period of grace shall have expired;

     (b)  The Mortgagor shall default in the due observation or performance of any covenant, condition or agreement contained herein and such default shall not be cured within thirty (30) days after written notice from the Mortgagee;

     (c)  An Event of Default shall occur under any other Purchase Document (including, without limitation, by way of cross-default); or

     (d)  A “Material Post-Closing Environmental Condition” shall arise and Mortgagor shall fail to remediate such Material Post-Closing Environmental Condition within sixty (60) days of Mort-

gagor becoming aware of such Material Post-Closing Environmental Condition, or, if such Material Post-Closing Environmental Condition cannot be remediated within sixty (60) days, within such reasonable time necessary to remediate such Material Post-Closing Environmental Condition so long as Mortgagor undertakes affirmative steps to remediate such Material Post-Closing Environmental Condition within forty-five (45) days of becoming aware of such Material Post-Closing Environmental Condition, or at such later date as permitted in writing by any Governmental Authority (as defined in Section 3.06 (b)) having regulatory authority over the Material Post-Closing Environmental Condition or the remediation thereof (so long as such written permission is obtained within sixty (60) days of Mortgagor becoming aware of such Material Post-Closing Environmental Condition);

then and in each and every such case, and at any time thereafter during the continuance of such event, the Mortgagee, to the extent permitted by law may, but shall not be obligated to, enter into and upon all or any part of the Premises and may exclude the Mortgagor and its agents and servants wholly therefrom; and having and holding the same may use, operate, manage and control the Premises or any part thereof, either personally, or by the Mortgagee’s agents, attorneys, or receivers, in such manner as the Mortgagee may deem to be to the Mortgagee’s best advantage. To the extent permitted by law, the Mortgagee shall be entitled to collect and receive all earnings, income, rents, issues, revenues and profits of the same and every part thereof after deducting the expenses of conducting the business thereof, and of all necessary repairs, maintenance, renewals, replacements, alterations, additions, betterments and improvements, and all payments which may be made for taxes, assessments, insurance and other charges creating liens on the Property, or any part thereof, as well as reasonable compensation for their own services, and for the services of their counsel, agents, clerks, servants and other employees, by them properly engaged and employed. The Mortgagee, as the case may be, shall apply the balance of the money derived from the operation and management of the Premises and business towards payment of the balance due on the Secured Obligations. The surplus, if any, shall be paid to the Mortgagor, its successors or assigns, or to whomsoever as shall be lawfully entitled to receive same, or as a court of competent jurisdiction may direct.

     “Material Post-Closing Environmental Condition” shall mean any violation of any Environmental Law (as defined in Section 3.06 hereof) due to (i) a condition occurring after the date hereof or (ii) any change in the Environmental Laws and the Governmental Authority having regulatory authority with respect thereto has made a demand for remediation under such changed Environmental Law, the cost of remediation of either of which is estimated by an environmental consultant retained by either Mortgagor or Mortgagee to exceed $50,000.

     Section 4.02. If an Event of Default shall have occurred and be continuing, then the entire Secured Obligations shall, at the option of the Mortgagee, immediately become due and payable without notice or demand, time being of the essence of this Mortgage, and no omission on the part of the Mortgagee to exercise such option when entitled to do so shall be construed as waiver of such right.

     Section 4.03. Subject to limitations as may be provided by applicable law:

     (a)  If an Event of Default shall have occurred and be continuing, Mortgagee may immediately commence proceedings to collect the Secured Obligations, foreclose this Mortgage and sell the Premises, or any part thereof, in bar of the right and equity of redemption, homestead, elective share and all other rights and exceptions of every kind, all of which are hereby waived to the extent permitted by applicable law, in order to pay the Secured Obligations, and all expenses of sale and of all proceedings in connection therewith, including without limitation reasonable attorney’s fees.

     The Premises may be sold, at Mortgagee’s option, as an entirety or in separate parcels, and the personal property covered by this Mortgage may be sold, at Mortgagee’s option, at one or more separate sales in any manner permitted by the Uniform Commercial Code of the state of South Carolina. If the Secured Obligations are now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Mortgagee at its option may exhaust the remedies granted under any of said security instruments or this Mortgage either concurrently or independently, and in such order as Mortgagee may determine.

     (b)  If an Event of Default shall have occurred and be continuing, Mortgagee may, in addition to and not in abrogation of the rights covered under subparagraph (a) of this paragraph 4.03, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Mortgage or any other right, and (ii) to pursue any other remedy available to it, all as Mortgagee in its sole discretion shall elect.

     Section 4.04. Upon any foreclosure sale or sale of all or any portion of the Premises, Mortgagee may bid for and purchase the Premises and shall be entitled to apply all or any part of the Secured Obligations as a credit to the purchase price.

     Section 4.05. In the event of any such foreclosure sale or sale under the powers herein granted, Mortgagor (if Mortgagor shall remain in possession) shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

     Section 4.06. Mortgagor agrees that in case of a default on the part of Mortgagor hereunder, neither Mortgagor nor anyone claiming through or under Mortgagor will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Premises, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, including and not limited to S.C. Code Ann. § 29-3-680, and any and all right to have the assets subject to the security interest of this Mortgage marshaled upon any foreclosure or other such sale.

     Section 4.07. The proceeds of any sale, whether made pursuant to judicial proceedings or other sale of all or any portion of the Premises, shall be applied first to the payment of the costs and expenses reasonably incurred in connection with such sale, including reasonable counsel fees and the payment of all taxes, assessments, or other charges constituting liens on the Premises or Building Equipment prior to the lien of this Mortgage, except taxes and assessments and other charges constituting prior liens, if any, subject to which any of the Premises or Building Equipment shall have been sold; then to the payment of all fees and amounts due and unpaid under the Secured Obligations; the surplus, if any, after payment of the amount set forth above, shall be payable to the Mortgagor, its successors and assigns, or to whomsoever may be lawfully entitled to receive same, or as a court of competent jurisdiction may direct.

     Section 4.08. Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor. Neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor, or of any other person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Premises and the Mortgagee extending the time of payment or modifying the terms of the Secured Obligations or this Mortgage without first having obtained the consent of the Mortgagor or such other person, and in the latter event, the Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee. Regardless of consideration, the Mortgagee may release the obligation of anyone at any time liable for any of the Secured Obligations without in any way impairing or affecting the lien hereof, and the Mortgagee may resort for the payment of the Secured Obligations to any other security therefor held by the Mortgagee in such order and manner as it may elect.

     Section 4.09. Mortgagor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Premises as against the collection of the Secured Obligations, or any part thereof, to the extent permitted by law.

     Section 4.10. Subject to limitations of applicable law, if any, Mortgagee, at its option, is authorized to foreclose this Mortgage subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Mortgagor, a defense to any proceeding instituted by Mortgagee to collect the sums secured hereby.

     Section 4.11. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then in every such case, to the extent permitted by law, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred.

ARTICLE V

Miscellaneous

     Section 5.01. Any notice or demand which, by any provision of this Mortgage, is required or permitted to be given or served by or to the Mortgagee or by or to the Mortgagor, shall be conclusively deemed to have been properly given or served by such party and to be effective on the date on which personally delivered to such party at the address specified for such party on page 1 hereof (or at such other address as such party shall specify to the other party in writing by like notice), or when deposited in the mail if sent by registered or certified mail, return receipt requested, or in the case of notice by telex, telecopier or the like, when sent addressed as set forth on page 1 hereof (or at such other address as such party shall specify to the other party in writing by like notice). The time period in which a response to any notice or demand must be given, if any, however, shall commence to run from the date of personal delivery or receipt on the return receipt by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice or demand sent. Any party hereto may change its address by giving thirty (30) days prior written notice of such change to the other parties hereto.

     Section 5.02. To the extent that any provision of this Mortgage may be deemed invalid or unenforceable, under any applicable law, such provision shall be deemed void and inoperative and shall not form part of this Mortgage, but the remainder of this Mortgage shall remain in full force and effect. The parties hereto specifically declare that they would have entered into this Mortgage if any such void provisions had been omitted herefrom.

     Section 5.03. The rights of the Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the others. No act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.

     Section 5.04. This Mortgage and the enforcement of the rights and remedies hereunder shall be governed by the laws of the State of South Carolina.

     Section 5.05. The Mortgagor, and the Mortgagee acknowledge that this Mortgage is made solely for the benefit of the parties hereto and no third party should or may assume that any third party Mortgagee rights are extended or created hereby.

     Section 5.06. Except as may be prohibited by applicable law, if at any time the United States of America, any state thereof or any governmental subdivision of such state, having jurisdiction, shall require revenue, excise or documentary stamps to be affixed to this Mortgage, or other tax to be paid on or in connection therewith, the Mortgagor will pay the same with any interest or penalties imposed in connection therewith.

     Section 5.07. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Purchase Documents.

     Section 5.08. This Mortgage may be executed simultaneously in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     Section 5.09. Mortgagee shall be entitled to assign this Mortgage and its rights and interests therein to any of its affiliates, including Gist-Brocades B.V. (“GBBV”), without notice or consent from Mortgagee.

     IN WITNESS WHEREOF, the Mortgagor has executed and delivered this Mortgage and its seal affixed hereto, all as of the day and year first above written.

WITNESSES:

/s/ Dennard R. Teager [Signature of First Witness]		FERMPRO MANUFACTURING, LP
		By:	Astral Technologies, Inc.,
General Partner

		By:	/s/ James W. Godfrey, Jr. James W. Godfrey, Jr.
President

ATTEST:

/s/ H. Ronald Easler H. Ronald Easler
Secretary

/s/	[SEAL]

[Signature of Second Witness]

STATE OF NORTH CAROLINA

PROBATE
COUNTY OF MECKLENBERG

     PERSONALLY appeared before me the First Witness whose signature appears above who after being duly sworn states that (s) he saw the within FermPro Manufacturing, LP, by Astral Technologies, Inc., its general partner, by James W. Godfrey, Jr. , its President, and H. Ronald Easler, its Secretary, sign, seal, and as their act and deed, deliver the within Purchase Money Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing for the uses and purposes therein stated and that (s) he with the Second Witness whose signature appears above was present at the execution thereof .

SWORN to before me this 27 day of April, 1994	/s/ Dennard R. Teagere
Signature of First Witness

_____________________________	(L.S.)
Notary Public for Mecklenberg, N.C.

My Commission Expires: 3/16/97

EXHIBIT A

PARCEL 1

All that certain piece, parcel or lot of land containing 8.163 acres on the western side of the right of way of the Seaboard Coast Line Railroad between Kingstree and Florence in the County of Williamsburg, State of South Carolina. Said parcel being more fully described by a plat prepared for the Travenol Laboratories, Inc. by J. D. Brockington dated November 15, 1976, revised April 15, 1977, and revised April 25, 1977, and recorded in the Office of the Clerk of Court for Williamsburg County in Plat Book 26 at page 70. Said parcel having the following courses and distances, to wit:

Beginning at a concrete post on the West side of the Seaboard Coast Line Railroad right of way, 1075.71 feet South of the centerline of a bridge over a canal which is the property line between Charlie L. Graham and Travenol Laboratories, Inc., and running along the Seaboard Coast Line Railroad right of way South 18 degrees 25 minutes West for a distance of 1507.77 feet to a concrete post; Thence North 19 degrees 13 minutes West for a distance of 150.8 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 5 degrees 39 minutes East for a distance of 332.95 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 13 degrees 24 minutes East for a distance of 112.13 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 1 degree 56 minutes East for a distance of 183.7 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 12 degrees 42 minutes West for a distance of 39.35 feet along other property of Travenol Laboratories, Inc. to an iron; Thence North 7 degrees 41 minutes West for a distance of 50.02 feet along other property of Travenol Laboratories, Inc. to an iron; Thence North 0 degrees 54 minutes East for a distance of 128.28 feet along the line of other property of Travenol Laboratories, Inc., to an iron; Thence North 38 degrees 05 minutes West for a distance of 43.75 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 1 degree 48 minutes East for a distance of 170.5 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 43 degrees 58 minutes East for a distance of 42.8 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 1 degree 44 minutes East for a distance of 153.29 feet along the line of other property of Travenol Laboratories, Inc. to an iron; Thence North 24 degrees 48 minutes East for a distance of 78.9 feet along the line of other property of Travenol Laboratories, Inc. to a concrete post; Thence North 88 degrees 07 minutes East for a distance of 425.83 feet along the line of other property of Travenol Laboratories, Inc. to a concrete post at the point of beginning.

PARCEL 2

All that certain piece, parcel or tract of land together with the improvements thereon, situate, lying and being on the east side of the right of way of Seaboard Coast Line Railroad between Florence and Kingstree in the County of Williamsburg, State of South Carolina. Said tract consists of 341.8 acres, more or less, and is more particularly shown and delineated on a plat prepared for the Travenol Laboratories, Inc. by J. D. Brockington dated April 15, 1971, revised February 2, 1976, and also revised March 24, 1977, and recorded in the Office of the Clerk of Court for Williamsburg County in Plat Book 26 at page 71, and consisting of all the property east of said railroad right of way, said plat being incorporated herein by reference. Said property has the following courses and distances as shown on said plat:

Beginning at a point on the Eastern side of the right of way of the Seaboard Coast Line Railroad at the Southwest corner of the property and thence running northerly along said right of way a total of 4,951.6 feet to property now or formerly of C. G. Carsten, thence running South 70 degrees 10 minutes East 925.3 feet; thence running along property of C. G. Carsten North 18 degrees 30 minutes East 1,264.5 feet to a point; thence running South 40 degrees 10 minutes East along property of International Pulp and Paper Company 1,253.3 feet to a point; Thence running North 63 degrees 15 minutes east 99.7 feet to a point; Thence running South along the property of M.P. Flager 879.8 feet to a point; Thence running North 77 degrees 30 minutes West 113.5 feet to a point; Thence running South 1 degree 30 minutes East 499.6 feet to a point; Thence running North 77 degrees 30 minutes West 64 feet; Thence running South 0 degrees 45 minutes East 675.2 feet to a point; Thence running South 84 degrees East 250.1 feet to a point; Thence running South 8 degrees East along property of D. S. Epps Estate 1,452 feet to a point; Thence running South 62 degrees 30 minutes West 176.2 feet to a point; thence running South 53 degrees 12 minutes West 433 feet to a point; Thence running South 72 degrees 30 Minutes West 284.5 feet to a point; Thence running South 21 degrees 31 minutes West 1,511.4 feet to a point along the property of W. K. Brockington; Thence running North 89 degrees 29 minutes West along property of W. K. Brockington 540.5 feet to a point; Thence running North 72 degrees, 29 minutes West along property of D. A. Brockington 2,262 feet to the point of beginning.

Both Parcel 1 and Parcel 2 being the same property conveyed to Ferres B.V. by Deed from Travenol Laboratories, Inc., a Delaware corporation dated July 7, 1977 and recorded July 11, 1977 in Deed Book A-130, Page 315 in the Office of the Clerk of Court for Williamsburg County.

PARCEL 3

All that certain piece, parcel or tract of land lying, being and situate in King and Ridge Townships, County of Williamsburg, State of South Carolina, containing 119.324 acres, more or less, bounded on the North by other lands of Ferres BV, by lands of estate of D. S. Epps, and by lands of James F. Cooper, Jr.; on the East by lands of James F. Cooper, Jr.; on the Southeast by S. C. Highway No. 45-159 known as the Steam Mill Road; on the Southwest by other lands of Ferres BV, said tract of land is more fully and in detail shown on a map thereof made by J. D. Brockington, Registered Land Surveyor, dated November 30, 1978, and recorded in the Office of the Clerk of Court for Williamsburg County in Plat Book 28 at page 72, which map is incorporated herein by reference.

Being the same property conveyed to Ferres B.V. by deed from Eleanor S. Brown, widow, dated January        , 1979 and recorded January 26, 1979, in Deed Book A-139, page 693 in the Office of the Clerk of Court for Williamsburg County.

LESS, HOWEVER, AND THERE IS EXCEPTED FROM THIS CONVEYANCE the following parcel conveyed by quitclaim deed from IBIS Limited Partnership, a North Carolina partnership, to Williamsburg County, to be recorded contemporaneously herewith:

All that certain piece, parcel or tract of land lying and being situate in Ridge Township, Williamsburg County, South Carolina, on the northern side of Road S-45-159 (66 feet wide right-of-way), beginning at a new iron on the said road right-of-way at corner of property of James F. Cooper, Jr., now or formerly, thence with the northern right-of-way line for Road S-45-159 along a curve in a southwesterly direction with a radius of 1,113.86 feet with an arc length of 224.37 feet (chord bearing S 58-20-35 W, chord length 223.97 feet) to a new iron; thence, N 24-43-00 W 1,178.10 feet to a new iron; thence N 77-24-58 E 581.05 feet to a new iron on line of property of James F. Cooper, Jr., now or formerly; thence with the James F. Cooper, Jr. line S 06-08-35 E 1,085.45 feet to the point of beginning; shown, as containing 10.18 acres, more or less, on plat prepared by Kellahan & Associates, Engineers and Surveyors, Inc., dated March 30, 1994, recorded in Plat Book S868, Page 9A, to which plat reference is made for a more particular description of the property described herein.

HOWEVER, THERE IS INCLUDED IN THIS CONVEYANCE all easements and rights-of-way appurtenant to the above-described property, including but not limited to all of Grantor’s interest, rights and claim in and to the Easements set forth in instrument recorded in Deed Book A-130, Page 322, and in particular the access easement 20 feet in width between the conveyed premises and Highway No. 52, as shown in Plat Book 26, Page 70, and also as set forth in Easement and Shared Facilities Agreement recorded in Deed Book A-130, Page

370, Office of the Clerk of Court for Williamsburg County, South Carolina.

PARCEL 4

(Description of Lot No. 4, Plat Book 22, at Page 70)

ALL that certain piece, parcel or lot of land, with the buildings and improvements thereon, lying, being and situate in the Town of Kingstree, County of Williamsburg, State of South Carolina, designated as Lot No. 4 on a map of four lots by J. D. Brockington, R.L.S., dated January 22, 1974, and recorded in the Office of the Clerk of Court for Williamsburg County in Plat Book 22 at Page 70, and being bounded and described as follows, to wit: On the North by Lot No. 3, as shown on the map aforesaid, and measuring thereon one hundred forty and four-tenths (140.4) feet; on the East by lot of Martha E. Tallavast, and measuring thereon thirty-two and six-tenths (32.6) feet; on the South by lot of H. H. Poston, Sr., and measuring thereon one hundred thirty nine and nine-tenths (139.9) feet, and on the West by Academy Street in the Town aforesaid, and measuring thereon thirty-four and five-tenths (34.5) feet.

DERIVATION: This is the same property as that conveyed to FERMPRO MANUFACTURING, LP by the following deeds to be recorded contemporaneously herewith in the Office of the Clerk of Court for Williamsburg County, South Carolina: (1) from IBIS LIMITED PARTNERSHIP dated April 27, 1994, and (2) from International Bio-Synthetics, Inc. dated April 27, 1994.

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